                             EMPLOYMENT AGREEMENT

         This Employment Agreement ("AGREEMENT") is between Rhys J. Best ("EXECUTIVE") and Lone Star Technologies, Inc. (known herein as "LONE STAR" or "COMPANY"):

         1. DEFINITIONS. As used in this Agreement, the following capitalized terms have the following meanings:

            1.1 "ACCRUED OBLIGATION" means the Executive's Base Salary, previously deferred compensation the right to which is vested as of the Date of Termination, pay for accrued but unused vacation time, and any other monies owed Executive by the Company on the Date of Termination.

            1.2 "ANNUAL BONUS" means any bonus to which the Executive may become entitled under the bonus program attached to this Agreement as EXHIBIT A and incorporated into this Agreement by reference, and as may be approved and amended on an annual basis by the Board or its Compensation Committee.

            1.3 "BASE SALARY" is the Executive's annual compensation paid in accord with the Company's normal payroll practices.

            1.4 "BOARD" means the Company's Board of Directors.

            1.5 "CAUSE" means one or more of the following: (a) Executive is convicted of any act of fraud, embezzlement or theft, or any felony involving moral turpitude; or (b) Executive materially breaches any term of this Agreement and fails to correct the breach within 30 days of receiving written Notice of it. The Board may determine that there is "Cause" for the termination of this Agreement only after 2/3 of its members vote in good faith that "Cause" exists, after having provided the Executive and his counsel reasonable notice and an opportunity to be heard before the Board regarding the allegations which provide the basis of the "Cause" allegation.

            1.6 "CHANGE IN CONTROL" has the same meaning in this Agreement as it has in the Incentive Plan.

            1.7 "COMPETITION" means the Executive engaging in, acting as a director or consultant to, being employed in any capacity by, or permitting his name to be used by any entity which directly competes with the Company for sales of the Company's products which exist at the Termination Date. For purposes of Section 5.3 and the definition of "Competition," the term Company includes Lone Star Technologies, Inc. and any other entity in which it has a majority ownership interest at the Date of Termination.

            1.8 "CONFIDENTIAL INFORMATION" means information which is not known to the general public or the Company's competitors, which is not available from any public source, and which gives the Company a competitive advantage over those who do not know it, including by way of example, the identity, terms of business relationships, pricing and credit information regarding the Company's customers and prospective customers, suppliers and business partners;

trade secrets; proprietary processes, methods and technologies; software programs; and the Company's business strategies.

            1.9 "CONFLICTS OF INTEREST" means: (a) ownership of a material interest in, acting on behalf of, or accepting anything of value from any competitor, customer, supplier or business partner of the Company, unless permitted by the Company's Business Conduct Policy or approved by the Board;
(b) prohibited disclosure or use of Confidential Information; or (c) the usurpation of any of the Company's business opportunities for Executive's direct or indirect benefit. This definition is not meant to prevent Executive from investing in publicly traded companies, although he must disclose any investments in competitors of the Company to the Board.

            1.10 "DATE OF TERMINATION" means the date of the Executive's death; or thirty (30) days after the Executive receives or sends Notice of Termination for any reason other than Cause; or on the date specified by the Notice of Termination if the termination is for Cause; or at the end of the Term if Notice of the intent not to extend the Term automatically is given; or on the date specified by the parties' written agreement, as the circumstances dictate.

            1.11 "DISABILITY" means the Executive's inability to perform his essential job functions, even with reasonable accommodation, for more than sixty (60) consecutive calendar days, or more than ninety (90) calendar days in any six (6) month period. If the parties are not able to agree about whether Executive suffers a "Disability," whether a Disability exists will be determined by a mutually agreeable physician.

            1.12 "EFFECTIVE DATE" means May 7, 2001.

            1.13 "EMPLOYMENT PERIOD" means May 7, 2001 through the Executive's Date of Termination.

            1.14 "GOOD REASON" means that any of the following occur, without the Executive's prior written consent: (a) Executive is assigned duties which are substantially inconsistent with the duties of the Chairman, Chief Executive Officer and President of an operation that is at least similar in size and complexity to that of the Company on the Effective Date of this Agreement; (b) the Principal Place of Employment is changed to a location more than twenty-five (25) miles from its current location in Dallas, Texas;
(c) the aggregate value of Executive's compensation and benefits as set forth in the entirety of Section 3 hereinbelow is decreased by three percent (3%) or more (except Executive's Base Salary which, as provided herein, cannot be decreased); or (d) the Company breaches any material provision of this Agreement, and fails to correct the breach within thirty (30) days of being given written Notice of it.

            1.15 "INCENTIVE PLAN" means the Company's 1985 Long Term Incentive Plan, as from time to time amended.

            1.16 "NOTICE" means written notice, mailed certified mail, return receipt requested, or hand delivered, and if given to the Executive to: Rhys
J. Best, 5012 Bellerive Drive, Dallas, Texas, 75287; and if given to the Company, to Lone Star Technologies, Inc., P.O.

Box 803546, Dallas, Texas, 75380-3546, Attention: General Counsel; or to any changed address that the parties notify each other of according to this Notice provision.

            1.17 "NOTICE OF TERMINATION" must be given according to the Notice provision of this Agreement, must specify the reason for termination and provide the facts which the party claims support the termination decision.

            1.18 "PRINCIPAL PLACE OF EMPLOYMENT" shall be the Company's executive offices in Dallas, Texas.

            1.19 "RESTRICTED PERIOD" means two (2) years following the Date of Termination.

            1.20 The "TERM" of this Agreement begins on the Effective Date and ends on May 7, 2004, unless either: (a) the Agreement is terminated by either party pursuant to Section 4; or (b) the Agreement's Term is automatically extended. The Term shall be automatically extended for one (1) additional year on May 7, 2002 and on each May 7th thereafter unless the Company or the Executive gives Notice by the immediately preceding April 15 of the party's intent not to extend the Term by an additional year.

            See SCHEDULE I TO EXHIBIT A for additional definitions which are applicable to the calculation of the Annual Bonus.

         2. EMPLOYMENT.

            2.1 TITLE, DUTIES, TERM AND PLACE OF EMPLOYMENT. Executive is employed as the Chairman, President and Chief Executive Officer of the Company, having the usual duties of such offices, for the Term of this Agreement. Executive will also serve as a Director or Officer of any of the Company's subsidiaries, provided that Section 3.8 shall also apply to that service. Executive agrees to devote substantially his full time and attention to the performance of his duties under this Agreement, and shall not engage in any other business activities which require his active participation in managing their affairs. Executive's duties shall be rendered at the Principal Place of Employment, with such business travel from there as is customary for his offices.

            2.2 AVOIDANCE OF CONFLICTS OF INTEREST. Executive will not either directly or indirectly become involved in any Conflict of Interest. Should Executive become aware of any situation which might involve a Conflict of Interest, he shall take prompt steps to discontinue his involvement and disclose the relevant facts to the Board. Neither Section 2.1 immediately above nor this Section 2.2 is meant to prevent Executive from serving as a director of other business entities, provided he has the consent of the Board to do so.

         3. COMPENSATION/BENEFITS.

            3.1 BASE SALARY. Executive's Base Salary is $425,000.00 on an annualized basis. The Base Salary is subject to annual review during the Term, and may be increased but not decreased.

            3.2 ANNUAL BONUS. Executive shall be entitled to an Annual Bonus to be paid at a time and in a manner consistent with EXHIBIT A and the Company's customary practice.

            3.3 EQUITY-BASED COMPENSATION. In addition to his existing stock and stock options awarded prior to execution of this Agreement, the Company will, no later than the Effective Date, issue to Executive 100,000 restricted shares of Company's common stock under the Incentive Plan that will vest in accordance with the terms and conditions of EXHIBIT B attached hereto and incorporated herein by reference. Executive's stock options will vest in accordance with the terms and conditions of the applicable agreement granting such stock options. Executive will receive additional Equity-Based Compensation under the Incentive Plan, on similar terms and conditions as other executive officers of the Company. Executive may also receive other Equity-Based Compensation under some other program or agreement as determined by the Board.

            3.4 EXPENSES. The Company will reimburse Executive for his reasonable business expenses, submitted in accord with the Company's expense reimbursement policies and procedures.

            3.5 OTHER BENEFIT. During the Term of this Agreement, Executive will be eligible to participate in all benefit plans available to employees and executives of the Company.

            3.6 PAID VACATION TIME. Executive is entitled to at least twenty
(20) working days of paid vacation time each year, which for calendar year 2001 accrued in its entirety on January 1, 2001 and which shall accrue in its entirety on each January 1 of each year thereafter and shall be taken in accordance with the Company's vacation policy or as agreed by the Board. The Executive will be allowed to "roll over" up to seven (7) days of his accrued, unused vacation time to the next year, at his election.

            3.7 OFFICE AND ASSISTANCE. Executive will continue to occupy his existing office and maintain the same level of support staff as he enjoyed prior to the execution of this Agreement.

            3.8 INSURANCE/INDEMNITY. The Company agrees to indemnify, pay for the defense of (with Executive's choice of counsel) and hold Executive harmless from any claims which arise against Executive as a result of his employment with the Company, regardless of whether the Company contends that the Executive's acts or omissions are within the course and scope of his employment, to the maximum extent permitted by law. The Company also agrees that it will acquire and maintain Directors and Officers Liability insurance coverage in the amount of at least $50 million under which Executive is a covered insured, with a carrier rated A or A+ by AM Best.

         4. TERMINATION.

            4.1 EMPLOYMENT ENDS. The Employment Period ends on the Date of Termination.

            4.2 NOTICE OF TERMINATION REQUIRED. Either party wishing to terminate this Agreement must give Notice of Termination.

            4.3 COMPENSATION AFTER TERMINATION.

                (a) If Executive's employment is terminated for Cause or Executive resigns without Good Reason, he will be paid within thirty (30) days of the Date of Termination any Accrued Obligation and nothing more; or

                (b) If Executive's employment is terminated for any reason other than death or Disability, he will be paid: (i) the Accrued Obligation; and (ii) his Base Salary for the remainder of the Term (pro-rated for any partial year); and (iii) 100% of the Annual Bonus Target (as defined on
SCHEDULE I TO EXHIBIT A) for the remainder of the Term (pro-rated for any partial year), less any amounts received by the Executive from another employer during any year of the Term which amounts shall be applied against the Company's payments received by the Executive during that year of the Term. However, the Executive shall not be obligated to seek other employment; or

                (c) If the Executive's employment is terminated due to his death or Disability, he (or his Estate if legally required) will be paid: (i) the Accrued Obligation; and (ii) fifty percent (50%) of his Base Salary for the remainder of the Term (pro-rated for any partial year); and fifty percent (50%) of the Annual Bonus Target for the remainder of the Term (pro-rated for any partial year).

The Accrued Obligation will be paid within thirty (30) days of the Date of Termination, with the remaining payments to be made over the term of the Agreement and in accord with the Company's normal payroll practices for Base Salary and Annual Bonus, unless there is a Change in Control, in which case the remaining Base Salary and Annual Bonus shall be paid in a lump sum within thirty (30) days of the Change in Control.

            4.4 STOCK OPTIONS AND RESTRICTED STOCK AFTER TERMINATION. (a) If the Executive's employment is terminated by the Company for any reason other than for Cause or death, or if Executive resigns for Good Reason, 50% of all unvested stock options granted to Executive under the Incentive Plan will vest and become fully exercisable without restriction on the Date of Termination, and the remaining 50% will vest and become fully exercisable without restriction two (2) years later, or at such earlier date as the Board or its Compensation Committee decides, and the restrictions applicable to 50% of the unvested restricted stock awarded to Executive under the Incentive Plan will lapse and such restricted stock will vest on the Date of Termination, and the restrictions applicable to the other 50% of the unvested restricted stock will lapse and the other 50% will vest two (2) years later or at such earlier date as the Board or its Compensation Committee decides. This Section 4.4 (a) will become effective only if the shareholders of the Company approve the proposed amendments to the Incentive Plan at the Company's Annual Shareholder's Meeting scheduled for May 8, 2001.

                (b) However, notwithstanding the immediately foregoing, if the Executive's employment is terminated by death, one hundred percent (100%) of Executive's unvested stock options granted to the Executive under the Incentive Plan will vest and become fully exercisable without restriction on the Date of Termination, and if the Executive's employment is terminated by Retirement (as defined in the Incentive Plan), one hundred percent (100%) of Executive's unvested stock options granted to the Executive under the Incentive Plan will vest and become fully exercisable without restriction on the Date of Termination and the restrictions applicable to one hundred percent (100%) of the unvested restricted stock awarded to the Executive under the Incentive Plan will lapse and such restricted stock will vest on the Date of Termination. This Section 4.4(b) is not subject to any amendment or modification at any time (including, without limitation, the above-referenced proposed amendments to the Incentive Plan at the Company's Annual Shareholder's Meeting scheduled for May 8, 2001) except as permitted in accordance with Section 6.2 hereinbelow, and shall be effective as provided herein regardless if the Incentive Plan is amended at such Annual Shareholder's Meeting or at any time thereafter. If the Executive's employment is terminated due to his death or Disability, the restricted shares awarded to the Executive will vest in accordance with item B.2. of EXHIBIT B hereto.

            4.5 OTHER BENEFITS AFTER TERMINATION. If Executive is terminated for Cause or resigns without Good Reason, he shall be entitled to COBRA continuation coverage of his and his dependents' health insurance. If the Executive's employment is terminated for any other reason, the Company shall allow him and his dependents to continue to participate in all its benefit plans during the Term, and then provide such continuation or conversion coverage as required by law. If the law will not permit Executive's or his dependents' continuing participation, then the Company will reimburse him for the cost of obtaining substantially similar benefits. Executive shall not be entitled to receive any benefits under this Section 4.5 if he is receiving substantially similar benefits from another employer.

            4.6 NO OBLIGATION TO OBTAIN OTHER EMPLOYMENT/NO OFFSET. Executive's right to receive the benefits provided by Section 4 will not be reduced because he does not seek or obtain other employment nor by any offset, except as specified in Section 4.3(b) above.

            4.7 ELECTION OF AGREEMENT OR EMPLOYMENT RETENTION POLICY COMPENSATION / BENEFITS. However, notwithstanding anything else in this Agreement, if the termination of the Executive's employment would result in the payment of compensation and benefits under both Section 4 of this Agreement and the Employment Retention Policy, the Executive shall be entitled to receive only the compensation and benefits under Section 4 of this Agreement, unless the Executive has given the Company notice under this Agreement within thirty (30) days after the Date of Termination that he has elected to receive only the compensation and benefits under the Employment Retention Policy.

         5. PROTECTION OF COMPANY'S BUSINESS INTERESTS.

            5.1 PROTECTION OF CONFIDENTIAL INFORMATION. Executive agrees not to disclose or use, directly or indirectly, any of the Company's Confidential Information, except as needed to perform his duties under this Agreement or as approved by the Board or as required by law or to obtain tax or legal advice. Executive agrees to return all Confidential Information in whatever form maintained at the Board's request. To the extent that Executive is permitted to disclose Confidential Information, he shall inform those to whom it is disclosed of the applicability of this provision.

            5.2 NON-COMPETITION. During the Restricted Period, Executive will not engage in Competition with the Company.

            5.3 NO EMPLOYEE RAIDING. Executive agrees that during the Restricted Period, he will not directly or indirectly solicit the services of nor hire any employee or consultant of the Company for the purpose of engaging in Competition.

            5.4 ACKNOWLEDGMENTS. Executive acknowledges that the Company has a legitimate interest in protecting its business goodwill and Confidential Information, and that the restrictions contained in Section 5 are reasonably necessary for it to do so.

         6. GENERAL PROVISIONS.

            6.1 BINDING ON SUCCESSORS. This Agreement is binding on the successors, heirs, legal representatives and assigns of the Company and the Executive. The Company agrees that it will require any successor (whether by purchase, merger or otherwise of all or substantially all the Company's assets/business) to agree to assume and perform this Contract. The Company's failure to secure this agreement from any successor shall be an additional Good Reason for Executive's resignation.

            6.2 ENTIRE AGREEMENT/AMENDMENT. This Agreement and the Exhibits incorporated into it by reference are the entire agreement between the parties; there are no verbal agreements or "side deals." This Agreement may be changed only by a written document signed by both parties. Subject to
Section 4.7 of this Agreement regarding Executive's right to an election, this Agreement does not replace the Company's Employment Retention Policy.

            6.3 WAIVER. No waiver by either party of any provision of this Agreement shall constitute a continuing waiver of the party's right to enforce either that provision or this Agreement.

            6.4 GOVERNING LAW. This Agreement will be interpreted under Texas law, without regard to its conflicts of law principles.

            6.5 SURVIVAL OF CERTAIN TERMS. The obligations of the parties under Sections 4.3, 4.4, 4.5 and 5.1, 5.2 and 5.3 survive the termination of this Agreement.

            6.6 ENFORCEABILITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect throughout the Tenn. Should any one or more of the provisions of this Agreement be held to be excessive or unreasonable as to duration, geographical scope or activity, then that provision shall be construed by limiting and reducing it so as to be reasonable and enforceable to the extent compatible with the applicable law.

Dated May 7, 2001.            "COMPANY"

                              LONE STAR TECHNOLOGIES, INC.



                              By:  /s/ Charles L. Blackburn
                                  ----------------------------------------------
                                       Charles L. Blackburn
                                       Chairman of the Compensation
                                       Committee of the Board of Directors



                              By:  /s/ Robert F. Spears
                                  ----------------------------------------------
                                       Robert F. Spears, Vice President,
                                       General Counsel and Secretary



                              "EXECUTIVE"

                              RHYS J. BEST


                              /s/ Rhys J. Best
                              --------------------------------------------------

                                  EXHIBIT A TO
                       RHYS J. BEST EMPLOYMENT AGREEMENT*
                                 CALCULATION OF:
                               ANNUAL BONUS TARGET
                  EXAMPLE FOR THE FISCAL YEAR ENDING 12-31-2001

-------
CHART A
-------

------------------------------------------------------     --------------------------     -----------------------------------------
                     Individual                             Annual          Annual                   Annual Bonus Target
                                                            Salary          Bonus
                                                                            Target

------------------------------------------------------     --------------------------     -----------------------------------------
Name             Title                  Responsibility     12/31/01        60% of         Subjective    Performance        Total
                                                                        Annual Salary     Component      Component     Annual Bonus
------------------------------------------------------     --------------------------     -----------------------------------------
                                                                                            TARGET        TARGET          TARGET
                                                                                          -----------------------------------------
                                                                                            25% OF        75% OF           100%
                                                                                            ANNUAL        ANNUAL
                                                                                            SALARY        SALARY
                                                                                          -----------------------------------------
Rhys J. Best     Chairman/President     CEO                                                $63,750       $191,250        $255,000

                                                           $425,000       $255,000

------------------------------------------------------     --------------------------     -----------------------------------------

*See Schedule 1 to Exhibit A for definitions of capitalized terms on this Chart A which are not otherwise defined in the foregoing employment Agreement

                 EXHIBIT A TO RHYS J. BEST EMPLOYMENT AGREEMENT
                         CALCULATIONS OF ANNUAL BONUS**
                 (EXAMPLE FOR THE FISCAL YEAR ENDING 12-31-2001)

-------
CHART B
-------

-------------------------------------------------------------------------------------------------------------------
   RETURN ON AVERAGE NET ASSETS                                                              ANNUAL BONUS
-------------------------------------------------------------------------------------------------------------------
                                                                                                        TOTAL
                                                                         SUBJECTIVE     PERFORMANCE     ANNUAL
                                                                         COMPONENT       COMPONENT      BONUS
                                                                         ------------------------------------------
                            From Subjective Component Target $63,750
                                          on Chart A
                                                                         From Performance Component Target $191,250
                                                                                         on Chart A
-------------------------------------------------------------------------------------------------------------------
   PERFORMANCE COMPONENT
--------------------------------------------------------------------                      -------------------------
                                 PERCENTAGE OF ROANA     PERFORMANCE
                                      ACHIEVED           MULTIPLIER
--------------------------------------------------------------------
Return on Average Net Assets

Below                                   < 13%                 0%         $  63,750(1)          --       $ 63,750
Between                             12.01%-13.00%            40%            63,750         76,500        140,250
Between                             13.01%-14.00%            60%            63,750        114,750        178,500
Between                             14.01%-15.00%            80%            63,750        153,000        216,750
Between                             15.01%-16.00%           100%            63,750        191,250        255,000
Between        *BOP 2001            16.01%-17.00%           120%            63,750        229,500        293,250
Between                             17.01%-18.00%           140%            63,750        267,750        331,500
Between                             18.01%-19.00%           160%            63,750        306,000        369,750
Between                             19.01%-20.00%           180%            63,750        344,250        408,000
Above                                   20.00%              200%            63,750        382,500        446,250
-------------------------------------------------------------------------------------------------------------------

   *Lone Star's Base Operating Plan for 2001.

  **See Schedule I to Exhibit A for definitions of capitalized terms on this Chart B, which are not otherwise defined in the foregoing Employment Agreement



-------------------
(1) To be determined by Compensation Committee.

                         Schedule I to Exhibit A to the
                                  RHYS J. BEST
                              EMPLOYMENT AGREEMENT

                         DEFINITIONS FOR CHARTS A AND B

-------------------------------------------------------------------------------------------------------------------
ANNUAL BONUS:                     The total sum of the Subjective Component plus the Performance Component.
-------------------------------------------------------------------------------------------------------------------
ANNUAL BONUS TARGET:              A sum equal to the Executive's Annual Base Salary effective at the end of the immediately previous fiscal year of Lone Star multiplied by 60%.
-------------------------------------------------------------------------------------------------------------------
AVERAGE NET ASSETS:               For any fiscal year, the average of the Net Assets of Lone Star for the immediately previous four (4) consecutive quarters with such fiscal quarter being the last of such four (4) consecutive quarters.  Example calculation:
                                  if the most recent fiscal quarter ended on March 31, 2001 then Average Net
                                  Assets shall equal the sum of Net Assets reported in 10Q for fiscal quarter ending on June 30, 2000 plus Net Assets reported in 10Q for fiscal quarter ending on September 30, 2000 plus Net Assets reported in 10Q for fiscal quarter ending on December 31, 2000 plus Net Assets reported in 10Q for fiscal quarter ending on March 31, 2001, divided by 4.
-------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE TAXES:            For any fiscal year, income or (loss) from continuing operations before income tax as reported for the year in the consolidated statement of income of Lone Star Technologies ("Lone Star") included in the Form 10K annually filed by Lone Star with the SEC and audited by the external auditors of Lone Star.  (For an example of such consolidated statement of income, see page 22 of 2000 Annual Report).
-------------------------------------------------------------------------------------------------------------------
GAAP                              Generally accepted accounting principals consistently applied.
-------------------------------------------------------------------------------------------------------------------
NET ASSETS:                       For any fiscal quarter, the Total Assets of such fiscal quarter minus a sum equal to the total non-interest bearing current assets (as defined by GAAP) of such fiscal quarter, as reported in the 10Q filed by Lone
                                  Star with the SEC for such fiscal quarter.
-------------------------------------------------------------------------------------------------------------------
PERCENTAGE OF RETURN ON           The Percentage of Return On Average Net Assets  of Lone Star during any
AVERAGE NET ASSETS:               fiscal year of Lone Star shall be determined by the following calculation:
                                  Earnings Before Taxes for such fiscal year of Lone Star divided by
                                  Average Net Assets for such fiscal year.
-------------------------------------------------------------------------------------------------------------------
PERFORMANCE MULTIPLIER:           It is that percentage number in the column designated "Performance
                                  Multiplier" on Chart B set forth opposite the percentage number in the column designated "Percentage of Return On Average Net Assets" (PRANA)
                                  on Chart B which corresponds to the PRANA determined for the immediately previous fiscal year of Lone Star.
-------------------------------------------------------------------------------------------------------------------
PERFORMANCE COMPONENT TARGET:     The Performance Component Target will be determined by the following calculation: the Executive's Base Salary IN
-------------------------------------------------------------------------------------------------------------------



                                                   11

-------------------------------------------------------------------------------------------------------------------
                                  EFFECT ON THE IMMEDIATE PAST JUNE 30 multiplied by 60% and the product thereof is then multiplied by 75%.  Example calculation: Amount of
                                  Executive's Base Salary EFFECTIVE ON THE IMMEDIATE PAST JUNE 30 X 60%
                                  = product X 75%.
-------------------------------------------------------------------------------------------------------------------
PERFORMANCE COMPONENT:            The Performance Component will be determined by multiplying the Percentage of Return On Average Net Assets by the applicable Performance Multiplier set forth in the grid on Chart B and the product thereof shall be equal to the
                                  Performance Component of the Annual Bonus.
-------------------------------------------------------------------------------------------------------------------
SUBJECTIVE COMPONENT TARGET:      The subjective component target will be determined by the following calculation: A sum equal the Executive's Base Salary in effect ON THE
                                  IMMEDIATE PAST JUNE 30 multiplied by 60% and the product thereof is then multiplied by 25%.  Example calculation: Amount of Executive's Base Salary
                                  EFFECTIVE ON THE IMMEDIATE PAST JUNE 30 X 60% = product X 25%.
-------------------------------------------------------------------------------------------------------------------
SUBJECTIVE COMPONENT:             In determining the Subjective Component, the Compensation Committee of the
                                  Board of Directors of Lone Star will consider qualitative leadership and management performance of the Executive plus his non-financial contribution to the long-term objectives of Lone Star.  The Subjective Component as determined by the Compensation Committee may be higher or lower than the
                                  Subjective Component Target.  The Subjective Component of the Executive's
                                  Annual Bonus may be determined without regard to financial performance of
                                  Lone Star.
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS:                     For any fiscal year, an aggregate sum equal to the total assets of Lone Star reported as of the end of each quarter in the 10Q filed quarterly with the SEC by Lone Star. Example calculation: 1Q Total Assets + 2Q Total Assets + 3Q Total
                                  Assets + 4Q Total Assets = Total Assets.
-------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT B
                     TO RHYS J. BEST EMPLOYMENT AGREEMENT


A. Stock grant award of 100,000 restricted shares of the Company's common stock.


B. 1. Except as set forth in B.2., C, and D immediately below, such stock grant award will vest on the following basis:

-----------------------------------------------------------------------
     END OF YEAR    INCREMENTAL % OF VESTED    CUMULATIVE % VESTED
-----------------------------------------------------------------------
          3                   12.5%                     12.5
-----------------------------------------------------------------------
          4                   12.5%                     25.0
-----------------------------------------------------------------------
          5                   12.5%                     37.5
-----------------------------------------------------------------------
          6                   12.5%                     50.0
-----------------------------------------------------------------------
          7                   12.5%                     62.5
-----------------------------------------------------------------------
          8                   12.5%                     75.0
-----------------------------------------------------------------------
          9                   12.5%                     87.5
-----------------------------------------------------------------------
         10                   12.5%                    100.0
-----------------------------------------------------------------------

   2. However, if the Executive is terminated by the Company due to death or Disability, the vested portion of such 100,000 restricted shares of the Company's common stock will equal the higher of: (a) ten percent (10%) times the number of years the Executive has been employed by the Company since the Effective Date; or (b) the number of such restricted shares then vested under B.1. above.

C. "Change in Control"2 (as defined in the Incentive Plan): the unvested stock grants and stock options will vest as follows:

    1. 50% of such unvested shares and options will vest upon a "Change in Control" of the Company; and

    2. 50% of such unvested shares and options will vest on the second anniversary of the "Change in Control" or such earlier date that the Company's Board of Directors or its Compensation Committee may determine in its discretion.

D. Termination of Employment(1): the unvested stock grants and stock options will vest in accordance with Section 4.4.


----------------
(1) Items C & D above will be effective only if authorizing amendments to the Incentive Plan are approved by the Company's shareholders on May 8, 2001.



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